John Hancock Funds II
Supplement dated October 6, 2008
to the Class A Shares Prospectus
Dated December 26, 2007
Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio
The prospectus is amended to reflect that the Fund seeks to provide targeted quarterly distributions to shareholders. These distributions will be declared daily and paid on a quarterly basis. Dividends begin accruing the day after the Fund receives payment and continue accruing through the day the shares are sold. Due to this change to daily accrual of distributions, the following disclosure under “Goals and Strategy” is deleted.
“You should avoid purchasing Fund shares shortly before the Fund makes a distribution because doing so can increase your taxes. This is known as “buying a dividend.” For example, on December 15th, you invest $5,000, buying 500 shares at $10 per share. If the Fund pays a distribution of $1 per share on December 16th, its share price will drop to $9 (not counting market change). While you would still have $5,000 (500 shares x $9 = $4,500 plus $500 in distributions ($500 shares x $1 = $500), you owe tax on the $500 distribution, even if you reinvest the distribution in additional shares.”
Capital gains, if any, are distributed at least annually, typically at the end of the year, but may also be distributed in one or more of the quarterly distributions.